UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
May 2, 2017
DiamondRock Hospitality Company
(Exact name of registrant as specified in charter)

Maryland	001-32514	20-1180098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3 Bethesda Metro Center, Suite 1500
Bethesda, MD 20814
(Address of Principal Executive Offices) (Zip Code)
(240) 744-1150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

ITEM 2.02. Results of Operations and Financial Condition.
On May 5, 2017, DiamondRock Hospitality Company (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2017. A copy of that press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
ITEM 5.07. Submission of Matters to a Vote of Security Holders.
On May 2, 2017, the Company held its annual meeting of stockholders (the “Annual Meeting”). The results of the voting at the Annual Meeting were as follows:

1.
The following directors were elected to the Company’s Board of Directors (constituting the entire Board of Directors) to serve until the 2018 annual meeting of stockholders and until their respective successors are duly elected and qualified:

Name	For	Against	Abstain	Broker Non-Votes
Daniel J. Altobello	186,472,117	2,122,780	729,960	2,145,308
Mark W. Brugger	187,852,632	743,005	729,220	2,145,308
Timothy R. Chi	187,668,579	912,215	744,063	2,145,308
Maureen L. McAvey	187,385,194	1,666,790	272,873	2,145,308
William W. McCarten	187,378,688	1,216,743	729,426	2,145,308
Gilbert T. Ray	187,304,354	1,746,676	273,827	2,145,308
William J. Shaw	186,610,448	2,439,224	275,185	2,145,308
Bruce D. Wardinski	188,136,772	914,772	273,313	2,145,308

2.	The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
182,287,854	6,681,201	355,802	2,145,308

3.	The Company’s stockholders recommended a frequency of one year for the vote, on a non-binding, advisory basis, on the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstain
159,276,436	22,728	29,660,476	365,217

4.The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent auditor for the fiscal year ending December 31, 2017.

For	Against	Abstain
190,149,484	1,060,408	260,273

ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits.

The following exhibits are included with this report:

Exhibit No.	Description

99.1	Press Release, dated May 5, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY

Date: May 5, 2017	By:	/s/ William J. Tennis
William J. Tennis
Executive Vice President, General Counsel and Corporate Secretary